Exhibit 99.1

Summary of Lawsuits

1. The following lawsuits were originally filed in the districts listed below.  All of the cases filed outside of the Eastern District of Pennsylvania, except that filed by Ivy Creek of Tallapoosa, LLC, d/b/a Lake Martin Community Hospital, were subsequently transferred to the United States District Court for the Eastern District of Pennsylvania pursuant to orders entered by the United States Judicial Panel on Multidistrict Litigation in In re: Blood Reagents Antitrust Litigation. The complaint filed by Ivy Creek was never formally docketed and it is not clear at this time whether it constitutes a continuing lawsuit.

Warren General Hospital v. Immucor, Inc., Ortho-Clinical Diagnostics, Inc., and Johnson & Johnson Health Care Systems, Inc., United States District Court for the District of New Jersey, filed May 18, 2009

Bradford Hospital, d/b/a Bradford Regional Medical Center, v. Immucor, Inc., Ortho-Clinical Diagnostics, Inc., and Johnson & Johnson Health Care Systems, Inc., United States District Court for the District of New Jersey, filed May 21, 2009, voluntarily dismissed without prejudice, March 26, 2010

Niagara Falls Memorial Medical Center v. Immucor, Inc., Ortho-Clinical Diagnostics, Inc., and Johnson & Johnson Health Care Systems, Inc., United States District Court for the District of New Jersey, filed May 22, 2009, voluntarily dismissed without prejudice pursuant to stipulation, March 26, 2010

Professional Resources Management, Inc., d/b/a Bullock County Hospital, v. Immucor, Inc., Ortho-Clinical Diagnostics, Inc., and Johnson & Johnson Health Care Systems, Inc., United States District Court for the District of New Jersey, filed May 27, 2009

Regional Medical Center Board, d/b/a Northeast Alabama Regional Medical Center, v. Immucor, Inc., Ortho-Clinical Diagnostics, Inc., and Johnson & Johnson Health Care Systems, Inc., United States District Court for the District of New Jersey, filed May 27, 2009

KershawHealth v. Immucor, Inc., Ortho-Clinical Diagnostics, Inc., and Johnson & Johnson Health Care Systems, Inc., United States District Court for the District of New Jersey, filed May 26, 2009, voluntarily dismissed without prejudice, March 26, 2010

Professional Resource Management of Crenshaw LLC, d/b/a Crenshaw Community Hospital, v. Immucor, Inc., Ortho-Clinical Diagnostics, Inc., and Johnson & Johnson Health Care Systems, Inc., United States District Court for the District of New Jersey, filed May 26, 2009

Mary Hitchcock Memorial Hospital v. Immucor, Inc., Ortho-Clinical Diagnostics, Inc., United States District Court for the Southern District of New York, filed May 28, 2009

Larkin Community Hospital v. Immucor, Inc., Ortho-Clinical Diagnostics, Inc., and Johnson & Johnson Health Care Systems, Inc., United States District Court for the District of New Jersey, filed May 28, 2009

Schuylkill Medical Center - East Norwegian Street and Schuylkill Medical Center - South Jackson Street v. Immucor, Inc., Ortho-Clinical Diagnostics, Inc., and Johnson & Johnson Health Care Systems, Inc., United States District Court for the Eastern District of Pennsylvania, filed June 2, 2009

Seneca Medical Lab, Inc. v. Immucor, Inc., Ortho-Clinical Diagnostics, Inc., and Johnson & Johnson Health Care Systems, Inc., United States District Court for the Eastern District of Pennsylvania, filed June 3, 2009, voluntarily dismissed without prejudice, March 26, 2010

F. Baragaño Pharmaceuticals v. Immucor, Inc., Ortho-Clinical Diagnostics, Inc., and Johnson & Johnson Health Care Systems, Inc., United States District Court for the Eastern District of Pennsylvania, filed June 5, 2009

Health Network Laboratories, L.P. v. Immucor, Inc., Ortho-Clinical Diagnostics, Inc., and Johnson & Johnson Health Care Systems, Inc., United States District Court for the District of New Jersey, filed June 11, 2009

Legacy Health System v. Immucor, Inc., Ortho-Clinical Diagnostics, Inc., and Johnson & Johnson Health Care Systems, Inc., United States District Court for the District of New Jersey, filed June 11, 2009

Titusville Area Hospital v. Immucor, Inc., Ortho-Clinical Diagnostics, Inc., and Johnson & Johnson Health Care Systems, Inc., United States District Court for the Eastern District of Pennsylvania, filed June 16, 2009, voluntarily dismissed without prejudice, March 26, 2010

St. Mary’s Hospital, Decatur, of the Hospital Sisters of the Third Order of St. Francis v. Immucor, Inc., Ortho-Clinical Diagnostics, Inc., and Johnson & Johnson Health Care Systems, Inc., United States District Court for the Eastern District of Texas, filed June 26, 2009

Highlands Hospital v. Immucor, Inc., Ortho-Clinical Diagnostics, Inc., and Johnson & Johnson Health Care Systems, Inc., United States District Court for the Eastern District of Pennsylvania, filed June 26, 2009, voluntarily dismissed without prejudice, March 26, 2010

St. Barnabas Hospital, Inc. a/k/a St. Barnabas Hospital v. Immucor, Inc., Ortho-Clinical Diagnostics, Inc., and Johnson & Johnson Health Care Systems, Inc., United States District Court for the Eastern District of Pennsylvania, filed July 2, 2009, voluntarily dismissed without prejudice, March 26, 2010

St. Anthony's Memorial Hospital, of the Hospital Sisters of the Third Order of St. Francis v. Immucor, Inc., Johnson & Johnson Health Care Systems, Inc., and Ortho-Clinical Diagnostics, Inc., United States District Court for the Eastern District of Texas, filed July 6, 2009

St. Francis Hospital, of the Hospital Sisters of the Third Order of St. Francis v. Immucor, Inc., Ortho-Clinical Diagnostics, Inc. and Johnson & Johnson Health Care Systems, United States District Court for the Eastern District of Texas, filed July 6, 2009

Sacred Heart Hospital of the Hospital Sisters of the Third Order of St. Francis v. Immucor, Inc., Ortho-Clinical Diagnostics, Inc. and Johnson & Johnson Health Care Systems, Inc., United States District Court for the District of South Carolina, filed July 6, 2009

St. John's Hospital of the Hospital Sisters of the Third Order of St. Francis v. Immucor, Inc., Ortho-Clinical Diagnostics, Inc. and Johnson & Johnson Health Care Systems, Inc., United States District Court for the Eastern District of Texas, filed July 7, 2009

St. Mary's Hospital, Streator, of the Hospital Sisters of the Third Order of St. Francis v. Immucor, Inc., Ortho-Clinical Diagnostics, Inc. and Johnson & Johnson Health Care Systems, Inc., United States District Court for the Eastern District of Texas, filed July 7, 2009

St. Joseph's Hospital, Breese, of the Hospital Sisters of the Third Order of St. Francis v. Immucor, Inc., Ortho-Clinical Diagnostics, Inc. and Johnson & Johnson Health Care Systems, Inc., United States District Court for the Western District of Pennsylvania, filed July 7, 2009

St. Mary's Hospital Medical Center of Green Bay, Inc. v. Immucor, Inc., Ortho-Clinical Diagnostics, Inc. and Johnson & Johnson Health Care Systems, Inc., United States District Court for the District of New Jersey, filed July 8, 2009

St. Nicholas Hospital of the Hospital Sisters of the Third Order of St. Francis v. Immucor, Inc., Ortho-Clinical Diagnostics, Inc. and Johnson & Johnson Health Care Systems, Inc., United States District Court for the Eastern District of Pennsylvania, filed July 9, 2009

St. Vincent Hospital of the Hospital Sisters of the Third Order of St. Francis v. Immucor, Inc., Ortho-Clinical Diagnostics, Inc. and Johnson & Johnson Health Care Systems, Inc., United States District Court for the Eastern District of Wisconsin, filed July 9, 2009

St. Joseph's Hospital of the Hospital Sisters of the Third Order of St. Francis v. Immucor, Inc., Ortho-Clinical Diagnostics, Inc. and Johnson & Johnson Health Care Systems, Inc., United States District Court for the Eastern District of Tennessee, filed July 8, 2009

St. Elizabeth's Hospital of the Hospital Sisters of the Third Order of St. Francis v. Immucor, Inc., Ortho-Clinical Diagnostics, Inc. and Johnson & Johnson Health Care Systems, Inc., United States District Court for the Southern District of Illinois, filed July 9, 2009

St. Joseph's Hospital of the Hospital Sisters of the Third Order of St. Francis v. Immucor, Inc., Ortho-Clinical Diagnostics, Inc. and Johnson & Johnson Health Care Systems, Inc., United States District Court for the Southern District of California, filed July 16, 2009

Ivy Creek of Tallapoosa, LLC, d/b/a Lake Martin Community Hospital v. Immucor, Inc., Ortho-Clinical Diagnostics, Inc. and Johnson & Johnson Health Care Systems, Inc., filed June 1, 2009 (filed but not formally docketed)

Comprehensive Health Care of Ohio, Inc., d/b/a EMH Regional Healthcare System v. Immucor, Inc., Ortho-Clinical Diagnostics, Inc., and Johnson & Johnson Health Care Systems, Inc., United States District Court for the Eastern District of Pennsylvania, filed August 19, 2009, voluntarily dismissed without prejudice, March 26, 2010

Douglas County Hospital v. Immucor, Inc., Ortho-Clinical Diagnostics, Inc., and Johnson & Johnson Health Care Systems, Inc., United States District Court for the Eastern District of Pennsylvania, filed September 1, 2009

Community Medical Center Healthcare System v. Immucor, Inc., Ortho-Clinical Diagnostics, Inc., and Johnson & Johnson Health Care Systems, Inc., United States District Court for the Eastern District of Pennsylvania, filed September 3, 2009